GENERAL MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the General Municipal
Bond Fund, Inc. For its semi-annual reporting period ended August 31, 1995, your Fund produced a total return, including bond price changes and interest income, of 5.22% per share.* Income dividends exempt from Federal personal income taxes of approximately $.416 per share were paid.** This is equivalent to an annualized tax-free distribution rate per share of 5.58%.+
     The Federal Reserve Board relaxed its policy of monetary restraint in July of 1995 when it lowered the Fed Funds rate on July 6th. This reduction ended the upward pressure on short-term rates which had prevailed since the beginning of the reporting period. Despite the monetary restraint that existed, long-term rates began their decline early in the year. The Fed's policy of restraint was based on concern about inflation given the strong economic news then prevailing. But in July these same reports indicated a significant weakening trend in the economy. The July decline in the Fed Funds rate signaled that economic growth issues outweighed, for a time, Fed fears of a resurgence of inflation.
THE ECONOMY
    Economic reports indicated lagging home and auto sales and a decline in new home construction from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise.
    A word about inflation: despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend for prices appears likely, particularly if the economy remains sluggish. This could be good news for bond investors since easing inflation often results in falling interest rates. Declining interest rates, often a corollary to slow business conditions, cause bond prices to rise. Although we strive to maintain a high level of current tax exempt income for the Fund, we always are very concerned with credit quality, so we are mindful of the potential erosion in bond quality if the economy slips back into a recession. We follow a policy that stresses strong credit quality in the portfolio, a policy which seeks to protect bond values and income streams. As you know, we manage portfolios with a long-term perspective, aware that market conditions can change rapidly.
MARKET ENVIRONMENT
    The municipal bond market, buffeted by six interest rate hikes by the Federal Reserve Board in 1994, recovered strongly in 1995. Weaker than expected December sales figures tumbled rates and this decline persisted throughout the remainder of the reporting period. This summer's rate cut confirmed what declining long-term interest rates had indicated all year . . . that business conditions were weaker than monetary policymakers thought. If economic conditions remain sluggish, and Congress is able to arrive at an acceptable budget accord, we believe further Fed easing is likely. We believe this indicates a rather favorable outlook for bond markets in general. We are certainly pleased and encouraged by the good performance of late in the bond market and by the Fund; however, we are wary that this bond market strength may be counting too much on continued low inflation. Thus, while we remain fully invested in this improving market, we are alert to the stimulatory effects of easing monetary policy and are watchful for any signs of rekindling inflation. Our primary task - to maximize current income exempt from Federal income taxes to the extent consistent with the preservation of capital - continues to underscore our portfolio management decisions.
    While the municipal market and the Fund have performed well for the past six months, results for municipal securities have been trailing the other fixed income markets. The prospect of tax reform appears to be limiting the enthusiasm for tax exempt securities. Since April, when serious flat tax and consumption tax proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    As indicated in our last letter to shareholders, we lengthened the duration of the Fund earlier this year in response to a perceived slowing of the economy. At this time we have already begun shifting to a more defensive posture. Market yields have dropped significantly. While we don't envision a major sell-off, we believe it prudent to lock in a portion of the returns achieved thus far in 1995; the risk to this strategy is that future gains are limited should the market rally further. In summary, management is hoping to enhance the Fund's overall credit quality, limit price volatility and increase income when possible.
    The issuance of new tax exempt bonds continues at a lackluster pace while, at the same time, a substantial amount of outstanding bonds are being retired. Therefore, our strategies are influenced and their implementations limited, at times, by the fact that there exists a limited inventory of securities from which to choose.
    Our primary tasks - to protect principal, maintain liquidity and distribute a high level of current tax exempt income to you - continue to underscore our portfolio management decisions. The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation

September 15, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. ** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
+ Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                         AUGUST 31, 1995 (UNAUDITED)
                                                                                               PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-89.6%                                                           AMOUNT                  VALUE
                                                                                             --------------        --------------
ALABAMA-1.1%
Alabama Housing Finance Authority, SFMR 6.40%, 10/1/2020 (Insured; FNMA)....                      $  6,000,000      $  6,063,120
Shelby County Board of Education, Capital Outlay, Refunding, School Warrants
    5.875%, 2/1/2017 (Insured; AMBAC).......................................                         4,250,000         4,247,153
ARIZONA-.5%
Navajo County Pollution Control Corp., Revenue (Arizona Public Service Co.)
    5.50%, 8/15/2028 (Insured; AMBAC).......................................                         2,250,000         2,141,730
Phoenix, Refunding 6.25%, 7/1/2017..........................................                         2,800,000         2,972,564
CALIFORNIA-1.2%
Metropolitan Water District of Southern California, Waterworks Revenue
    5.75%, 7/1/2012 (Insured; MBIA).........................................                         5,515,000         5,528,567
San Marcos Public Facilities Authority, Public Improvement Revenue, Refunding
    (Civic Center) 6.15%, 8/1/2013..........................................                         5,500,000         5,348,530
COLORADO-8.1%
Arapahoe County Capital Improvement Trust Fund, Highway Revenue
    Zero Coupon, 8/31/2015..................................................                        50,000,000        11,690,000
Colorado Housing Finance Authority, Single Family Program 7.55%, 8/1/2023...                         3,560,000         3,736,398
Denver City and County:
    Airport System Revenue:
      7.25%, 11/15/2007 (Insured; MBIA).....................................                         6,250,000         7,077,250
      7.25%, 11/15/2012.....................................................                         5,100,000         5,426,502
      8.25%, 11/15/2012.....................................................                         4,505,000         5,039,518
      8%, 11/15/2017........................................................                         3,000,000         3,215,700
      7.75%, 11/15/2021.....................................................                         6,760,000         7,380,906
      7.25%, 11/15/2023.....................................................                         5,185,000         5,443,161
      8.75%, 11/15/2023.....................................................                         3,250,000         3,777,702
      7%, 11/15/2025........................................................                         5,100,000         5,191,392
      8%, 11/15/2025........................................................                         5,250,000         5,803,770
    Special Facilities Airport Revenue (United Airlines Project) 6.875%, 10/1/2032                   6,235,000         6,286,750
Lakewood, Multi-Family Housing Revenue, Mortgage
    6.70%, 10/1/2036 (Insured; FHA).........................................                         5,000,000         5,135,100
CONNECTICUT-.3%
Connecticut Housing Finance Authority (Housing Mortgage Finance Program)
    6.50%, 5/15/2027........................................................                         2,450,000         2,467,640
DISTRICT OF COLUMBIA-.8%
District of Columbia, HR, Refunding (National Rehabilitation Hospital -
Medlantic)
    7.10%, 11/1/2011 (Insured; MBIA)........................................                         7,000,000         7,560,980
FLORIDA-2.5%
Palm Beach County, Solid Waste IDR (Osceola Power Ltd. Partnership)
    6.95%, 1/1/2022.........................................................                         3,000,000         2,956,830

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                AUGUST 31, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                --------------    --------------
FLORIDA (CONTINUED)

Pinellas County Housing Facilities Authority, SFMR (Multi County Program)
    6.70%, 2/1/2028 (Insured; FHA)..........................................                    $    7,500,000      $  7,747,200
Polk County Industrial Development Authority, IDR 7.525%, 1/1/2015..........                        12,400,000        12,954,280
GEORGIA-1.7%
Fulton County, School District Refunding 6.375%, 5/1/2016...................                         5,900,000         6,334,535
State of Georgia 5.70%, 7/1/2011............................................                         4,470,000         4,591,897
Macon-Bibb County Industrial Authority, Industrial Revenue (Weyerhaeuser Co.
Project)
    9%, 10/1/2007...........................................................                         1,000,000         1,336,610
Wayne County Development Authority, PCR, Refunding (ITT Rayonier Inc.
Project)
    6.10%, 11/1/2007........................................................                         3,205,000         3,424,222
HAWAII-.5%
State of Hawaii 5.90%, 1/1/2006.............................................                         4,155,000         4,418,095
IDAHO-.4%
Idaho Housing Agency, Housing Revenue (Blue Meadows Project)
    7.20%, 7/1/2033 (Insured; FHA)..........................................                         3,500,000         3,656,800
ILLINOIS-7.2%
Chicago, Gas Supply Revenue (People's Gas Light and Coke Co. Project):
    8.10%, 5/1/2020.........................................................                         3,000,000         3,400,590
    5.75%, 12/1/2023........................................................                         7,250,000         6,716,980
Chicago-O'Hare International Airport, Special Facility Revenue:
    (American Airlines Inc. Project) 7.875%, 11/1/2025......................                         2,725,000         2,921,036
    (United Airlines Inc.):
      8.40%, 5/1/2018.......................................................                         2,845,000         3,098,120
      8.50%, 5/1/2018.......................................................                         2,500,000         2,734,175
      8.85%, 5/1/2018.......................................................                         6,460,000         7,341,209
Chicago Park District, Capital Improvement 6.05%, 1/1/2013 (Insured; FGIC)..                         4,250,000         4,319,190
State of Illinois, Dedicated Tax Revenue (Civic Center)
    6.25%, 12/15/2020 (Insured; AMBAC)......................................                         3,000,000         3,146,850
Illinois Development Finance Authority, Revenue
    (Community Rehabilitation Providers Facility Acquisition) 8.75%, 3/1/2010                        2,220,000         2,395,158
Illinois Health Facilities Authority, Revenue:
    (Beverly Farm Foundation) 9.125%, 12/15/2015............................                         2,000,000         2,167,200
    (Residential Centers Inc.) 8.50%, 8/15/2016.............................                         5,925,000         5,990,945
Robbins, RRR (Robbins Resource Recovery Partners) 9.25%, 10/15/2014.........                        13,000,000        14,305,460
Village of Romeoville 8.375%, 1/1/2010......................................                         7,495,000         8,376,112
INDIANA-.8%
Fishers, Economic Development Revenue, First Mortgage (United Student Funds Inc.)
    8.375%, 9/1/2014........................................................                         2,000,000         2,134,860

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                AUGUST 31, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT            VALUE
                                                                                                 --------------    --------------
INDIANA (CONTINUED)

Indianapolis Airport Authority, Special Facility Revenue (United Airlines
Project)
    6.50%, 11/15/2031.......................................................                      $  5,000,000      $  4,890,400
KANSAS-3.1%
Kansas City, Utility System Revenue, Refunding and Improvement:
    6.25%, 9/1/2014 (Insured; FGIC).........................................                         9,790,000        10,209,306
    6.375%, 9/1/2023 (Insured; FGIC)........................................                        17,415,000        18,264,155
KENTUCKY-5.6%
Kenton County Airport Board, Airport Revenue
    (Special Facilities - Delta Airlines Project):
      7.50%, 2/1/2012.......................................................                        21,550,000        22,728,569
      7.50%, 2/1/2020.......................................................                         3,000,000         3,164,070
      7.125%, 2/1/2021......................................................                         6,130,000         6,318,865
      6.125%, 2/1/2022......................................................                         9,000,000         8,478,810
City of Mount Sterling, Revenue (Kentucky League of Cities Funding Trust
Lease Program) 6.10%, 3/1/2018..............................................                         5,500,000         5,574,195
Pendleton County, Multi-County Lease Revenue (Kentucky Association of
Counties Leasing Trust Program) 6.40%, 3/1/2019.............................                         6,000,000         6,300,240
LOUISIANA-4.9%
Louisiana Public Facilities Authority, HR:
    (Louisiana Association of Independent Colleges and Universities
Facilities Loan Program) 7%, 12/1/2017......................................                         6,195,000         6,428,737
Refunding (Our Lady of the Lake Regional Medical Center Project)
      6.25%, 11/28/2014 (Insured; MBIA).....................................                        26,000,000        26,276,640
Parish of Natchitoches, SWDR (Williamette Industries Project)
    5.875%, 12/1/2023.......................................................                         6,920,000         6,612,198
Parish of Saint James, SWDR (Freeport-McMoRan Partnership Project)
    7.70%,10/1/2022.........................................................                         4,140,000         4,234,392
Parish of West Feliciana, PCR (Gulf States Utilities Co. Project)
    7.70%, 12/1/2014........................................................                         2,000,000         2,133,080
MAINE-1.1%
Maine Finance Authority, SWDR (Boise Cascade Corp. Project) 7.90%, 6/1/2015.                         6,900,000         7,300,131
Maine Public Utility Financing Bank, Public Utility Revenue (Maine Public
Services Co. Project) 7.875%, 4/1/2021 (LOC; Barclays Bank plc) (a).........                         2,750,000         2,869,983
MARYLAND-2.1%
Maryland Community Development Administration, Department of Housing and
    Community Development (Single Family Program) 6.55%, 4/1/2026...........                        10,000,000        10,137,000
Montgomery County Housing Opportunities Commission, MFMR
    7.375%, 7/1/2032........................................................                         2,635,000         2,781,058
Prince Georges County, PCR, Refunding (Potomac Electric Project) 5.75%, 3/15/2010                    6,250,000         6,367,125

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 AUGUST 31, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT            VALUE
                                                                                                --------------     --------------
MASSACHUSETTS-2.3%
Massachusetts Health and Educational Facilities Authority, Revenue
    (New England Deaconess Hospital Issue) 7.20%, 4/1/2022..................                     $  10,070,000     $  10,627,576
Massachusetts Housing Finance Agency, Housing Revenue, Single Family
    6.65%, 12/1/2027........................................................                         7,000,000         7,118,930
Massachusetts Port Authority, Special Project Revenue (Harborside Hyatt
Project) 10%, 3/1/2026......................................................                         3,000,000         3,360,030
MICHIGAN-3.8%
Flint Tax Increment Finance Authority, Refunding 6.125%, 6/1/2006...........                         3,900,000         4,024,410
Michigan Hospital Finance Authority, HR, Refunding (Genesys Health System):
    8.10%, 10/1/2013........................................................                         2,000,000         2,150,140
    8.125%, 10/1/2021.......................................................                         4,910,000         5,288,414
    7.50%, 10/1/2027........................................................                         8,000,000         8,192,240
Michigan Strategic Fund,
    PCR, Refunding (General Motors Corp.) 6.20%, 9/1/2020...................                        10,000,000        10,041,900
Romulus Economic Development Corp., Economic Development Revenue, Refunding
    (HIR Limited Partnership Project)
    7%, 11/1/2015 (Surety Bond; ITT Lyndon Property Co. Inc.)...............                         5,000,000         5,349,650
MISSISSIPPI-.5%
Clairborne County, PCR, Refunding (System Energy Resources Inc.)
    7.30%, 5/1/2025.........................................................                         5,000,000         5,150,400
NEBRASKA-1.0%
Nebraska Higher Education Loan Program Inc., Revenue 6.40%, 6/1/2013........                         9,500,000         9,589,300
NEVADA-2.3%
Clark County, IDR (Southwest Gas Corp.) 6.50%, 12/1/2033....................                        16,000,000        15,775,680
State of Nevada, Refunding (Colorado River Commission - Hoover) 6.60%, 10/1/2016...                  5,000,000         5,268,600
NEW HAMPSHIRE-2.6%
New Hampshire Higher Educational and Health Facilities Authority, Revenue
    (Crotched Mountain Rehabilitation Center) 7.75%, 1/1/2020...............                         2,200,000         2,398,154
New Hampshire Housing Finance Authority, Single Family Residential Mortgage:
    7.75%, 7/1/2023.........................................................                         7,035,000         7,474,125
    7.70%, 7/1/2029.........................................................                         4,625,000         4,859,858
New Hampshire Industrial Development Authority, PCR
    (Public Service Company of New Hampshire Project) 7.65%, 5/1/2021.......                         9,250,000         9,798,248
NEW JERSEY-2.5%
New Jersey Economic Development Authority:
    Market Transition Facility Revenue, Senior Lien
      5.80%, 7/1/2009 (Insured; MBIA).......................................                         7,730,000         7,910,341

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  AUGUST 31, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT            VALUE
                                                                                                --------------    --------------
NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority (continued):
    Solid Waste Disposal Facility Revenue (Garden State Paper Co. Inc.
Project)
      7.125%, 4/1/2022 (Guaranteed; Media General, Inc.,
      LOC; Toronto-Dominion Bank) (a).......................................                    $    4,500,000      $  4,853,070
New Jersey Transportation Trust Fund Authority, Transportation System,
Refunding
    6.50%, 6/15/2011 (Insured; MBIA)........................................                        10,000,000        11,000,500
NEW YORK-8.6%
New York City Industrial Development Agency, Special Facility Revenue:
    (American Airlines Inc. Project) 8%, 7/1/2020...........................                         1,325,000         1,414,385
    (Terminal One Group Association Project):
      6%, 1/1/2015..........................................................                        10,000,000         9,698,800
      6.125%, 1/1/2024......................................................                         5,000,000         4,852,400
New York State Dormitory Authority, Revenue:
    (City University System) 5.75%, 7/1/2009................................                         7,000,000         6,888,000
    (State University Educational Facilities):
      5.375%, 5/15/2007 (Insured; FGIC).....................................                         6,500,000         6,649,760
      7.50%, 5/15/2013......................................................                         2,500,000         2,914,250
      Refunding 5.875%, 5/15/2011...........................................                        10,000,000         9,862,900
New York State Energy Research and Development Authority, Electric Facilities
Revenue:
    (Consolidated Edison Co. Inc. Project) 7.125%, 12/1/2029................                         4,000,000         4,397,720
    (Long Island Lighting Co.):
      7.15%, 9/1/2019.......................................................                         6,785,000         6,876,530
      7.15%, 6/1/2020.......................................................                        11,500,000        11,655,135
      7.15%, 12/1/2020......................................................                         6,000,000         6,080,940
      6.90%, 8/1/2022.......................................................                         2,945,000         2,954,777
New York State Urban Development Corp., Revenue
    (Correctional Capital Facilities) 5.375%, 1/1/2023......................                         6,600,000         5,815,920
NORTH DAKOTA-1.1%
North Dakota Housing Finance Agency, SFMR:
    7.30%, 7/1/2024.........................................................                         4,660,000         4,882,422
    7.75%, 7/1/2024 (Insured; MBIA).........................................                         5,185,000         5,519,640
OHIO-.6%
Cleveland, Parking Facilities Improvement Revenue 8.10%, 9/15/2022..........                         5,300,000         5,620,226
OKLAHOMA-3.3%
McGee Creek Authority, Water Revenue 6%, 1/1/2013 (Insured; MBIA)...........                         6,025,000         6,282,750
Trustees of the Tulsa Municipal Airport Trust, Revenue
    (American Airlines Inc. Project):
      9.50%, 6/1/2020.......................................................                         1,000,000         1,033,650
      7.375%, 12/1/2020 (Guaranteed; AMR Corp.).............................                         9,850,000        10,288,522
      7.60%, 12/1/2030......................................................                        12,000,000        12,724,560

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  AUGUST 31, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT               VALUE
                                                                                                 --------------    --------------
PENNSYLVANIA-6.9%

Borough of Langhorne Manor Higher Education and Health Authority, HR
    (The Lower Bucks Hospital) 7.30%, 7/1/2012..............................                      $  3,400,000      $  3,379,974
Lehigh County General Purpose Authority, Revenue (Wiley House) 9.50%, 11/1/2016                      3,500,000         3,710,770
Montgomery County 6.10%, 10/15/2025.........................................                         6,000,000         6,041,340
Montgomery County Higher Education and Health Authority, Revenue
    (Northwestern Corp.) 8.50%, 6/1/2016....................................                         3,000,000         3,138,330
Pennsylvania Convention Center Authority, Revenue, Refunding 6.75%, 9/1/2019                         2,500,000         2,576,300
Pennsylvania Intergovernmental Cooperative  Authority, Special Tax Revenue
    (Philadelphia Funding Program):
      5.45%, 6/15/2008 (Insured; FGIC)......................................                        12,595,000        12,665,280
      5.625%, 6/15/2023 (Insured; MBIA).....................................                         4,000,000         3,834,400
Philadelphia Hospitals and Higher Education Facilities Authority, HR
    Graduate Health Systems Obligation 7.25%, 7/1/2018......................                        11,000,000        11,441,540
Philadelphia, Water and Wastewater Revenue, Refunding
    5.625%, 6/15/2008 (Insured; FSA)........................................                         7,570,000         7,767,350
Schuykill County Industrial Development Authority, RRR
    (Schuykill Energy Resources Inc.) 6.50%, 1/1/2010.......................                         9,710,000         9,810,693
RHODE ISLAND-2.3%
Rhode Island Depositors Economic Protection Corp., Special Obligation
Refunding
    5.875%, 8/1/2011 (Insured; MBIA)........................................                        12,885,000        13,104,560
Rhode Island Housing and Mortgage Finance Corp.:
    (Homeownership E-1) 7.55%, 10/1/2022....................................                         4,305,000         4,579,013
    (Rental Housing Program) 7.95%, 10/1/2020...............................                         3,195,000         3,384,144
SOUTH CAROLINA-.5%
Georgetown County, Hospital Facilities Revenue, Refunding (Georgetown
Memorial)
    7.25%, 11/1/2017 (Insured; AMBAC).......................................                         4,000,000         4,405,840
TENNESSEE-.5%
McMinn County Industrial Development Board, PCR (Calhoun Newsprint Co.
Project)
    7.625%, 3/1/2016........................................................                         4,500,000         4,758,525
TEXAS-5.7%
Alliance Airport Authority Inc., Special Facilities Revenue
    (American Airlines Inc. Project):
      7%, 12/1/2011 (Guaranteed; AMR Corp.).................................                        10,000,000        10,454,700
      7.50%, 12/1/2029......................................................                        14,805,000        15,569,382
Bell County  Health Facilities Development Corp., Revenue
    (Southern Healthcare-Southview) 10.50%, 3/1/2020........................                         2,905,000         3,239,075

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  AUGUST 31, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT              VALUE
                                                                                                 --------------    --------------
TEXAS (CONTINUED)

Dallas - Fort Worth International Airport Facility Improvement Corp., Revenue
    (Delta Airlines Inc.):
      7.625%, 11/1/2021.....................................................                    $    2,200,000      $  2,334,618
      7.125%, 11/1/2026.....................................................                         5,000,000         5,120,400
Dickens County, Lease Obligation (Jail and Detention Facility Project)
    8.875%, 4/1/2005........................................................                         3,950,000         4,229,581
Gulf Coast Waste Disposal Authority, SWDR, (Champion International Corp.
Project)
    7.25%, 4/1/2017.........................................................                         4,735,000         4,994,951
Montgomery County Health Facilities Development Corp., Hospital Mortgage
Revenue
    (Woodlands Medical Center Project) 8.85%, 8/15/2014.....................                         6,825,000         7,417,410
UTAH-1.0%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018.....                         8,000,000         8,738,720
Utah Housing Finance Agency, Single Family Mortgage 7.70%, 7/1/2015.........                         1,060,000         1,107,774
WASHINGTON-1.0%
Chelan County Public Utility District Number 001, Consolidated Revenue
    (Chelan Hydroelectric):
      5.70%, 7/1/2008.......................................................                         2,150,000         2,175,198
      7.50%, 7/1/2011.......................................................                         4,155,000         4,694,319
Port Moses Lake Public Corp., PCR (Union Carbide Co. Project) 7.875%, 8/1/2006                       2,100,000         2,246,979
WEST VIRGINIA-.2%
Kanawha County, IDR (Union Carbide Chemical and Plastics) 8%, 8/1/2020......                         1,930,000         2,079,884
U.S. RELATED-1.0%
Guam Government:
    5.75%, 9/1/2004.........................................................                         5,480,000         5,438,297
    5.90%, 9/1/2005.........................................................                         3,800,000         3,782,976
                                                                                                                    --------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $798,321,272).....................................................                                        $833,938,917
                                                                                                                    ==============

SHORT-TERM MUNICIPAL INVESTMENTS-10.4%
FLORIDA-1.9%
Hillsborough County Industrial Development Authority, PCR, VRDN
    (Tampa Electric Co. Project) 3.70% (Guaranteed; Tampa Electric Co.) (b).                    $    9,400,000      $  9,400,000
Saint Lucie County, PCR, Refunding, VRDN (Florida Power and Light Co.
Project)
    3.40% (Guaranteed; Florida Power and Light Co.) (b).....................                         8,395,000         8,395,000
LOUISIANA-1.1%
Parish of Calcasieu Industrial Development Board, Environmental Revenue, VRDN
  (Citgo Petroleum Corp. Project.) 3.80% (LOC; Banque Nationale de Paris) (a,b)                     10,000,000        10,000,000

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 AUGUST 31, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT             VALUE
                                                                                                 --------------    --------------
MARYLAND-.1%

Northeast Maryland Waste Disposal Authority, RRR, Refunding, VRDN
    (Harford County) 3.40% (Insured; AMBAC, SBPA; Credit Local de France) (b)                     $    600,000        $  600,000
MASSACHUSETTS-.6%
Massachusetts Industrial Finance Agency, Revenue, Refunding, VRDN
    (Showa Women's Institute, Inc.) 3.50% (LOC; Fuji Bank) (a,b)............                         5,500,000         5,500,000
MICHIGAN-1.4%
Michigan Strategic Fund, Limited Obligation Revenue, VRDN
    (Coil Center Corp. Project) 4.70% (LOC; Tokai Bank) (a,b)...............                         1,000,000         1,000,000
Midland County Economic Development Corp., Economic Development Limited
    Obligation Revenue, VRDN (Dow Chemical Co. Project)
    3.50% (Guaranteed; Dow Chemical Co.) (b)................................                        12,000,000        12,000,000
MISSISSIPPI-1.2%
Jackson County, Port Facility Revenue, Refunding, VRDN
    (Chevron USA Inc. Project) 3.55% (Guaranteed; Chevron USA Inc.) (b).....                        11,700,000        11,700,000
NEW JERSEY-.4%
New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
    3.05% (Insured; FGIC, SBPA; Societe Generale) (b).......................                         3,500,000         3,500,000
NEW YORK-1.7%
New York City Municipal Water Finance Authority, Water and Sewer System
    Revenue, VRDN 3.60% (Insured; FGIC) (b).................................                        13,600,000        13,600,000
New York Energy Research and Development Authority, PCR, VRDN
    (New York Electric and Gas) 3.45% (LOC; Union Bank of Switzerland) (a,b)                         2,600,000         2,600,000
PENNSYLVANIA-.6%
Allegheny County Hospital Development Authority, Revenue, VRDN
  (Health Center - Presbyterian) 3.70% (Insured; MBIA, SBPA; Credit Suisse) (b)                      1,000,000         1,000,000
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, VRDN
    3.75% (LOC; Student Loan Marketing Association) (a,b)...................                         4,500,000         4,500,000
WASHINGTON-.2%
Washington Health Care Facilities Authority, Revenue, VRDN
    (Sisters Providence) 3.40% (SBPA; Morgan Guaranty Trust Co.) (b)........                         2,100,000         2,100,000
WYOMING-1.2%
Sublette County, PCR, VRDN (Exxon Corp. Project)
    3.50% (Guaranteed; Exxon Corp.) (b).....................................                        11,000,000        11,000,000
                                                                                                                   ---------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $96,895,000)......................................................                                       $  96,895,000
                                                                                                                   ===============
TOTAL INVESTMENTS-100.0%
    (cost $895,216,272).....................................................                                         $930,833,917
                                                                                                                   ===============


GENERAL MUNICIPAL BOND FUND, INC.

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MFMR     Multi-Family Mortgage Revenue
FGIC          Financial Guaranty Insurance Company               PCR      Pollution Control Revenue
FHA           Federal Housing Administration                     RRR      Resources Recovery Revenue
FNMA          Federal National Mortgage Association              SBPA     Standby Bond Purchase Agreement
FSA           Financial Security Assurance                       SFMR     Single-Family Mortgage Revenue
HR            Hospital Revenue                                   SWDR     Solid Waste Disposal Revenue
IDR           Industrial Development Revenue                     VRDN     Variable Rate Demand Notes
LOC           Letter of Credit
MBIA          Municipal Bond Investors Assurance
              Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
---------                          ----------                     -------------------             ---------------------------
 AAA                               Aaa                            AAA                                         20.6%
 AA                                Aa                             AA                                          11.1
 A                                 A                              A                                            9.8
BBB                                Baa                            BBB                                         29.0
BB                                 Ba                             BB                                          10.9
F1                                 Mig1                           SP1                                         10.4
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                                8.2
                                                                                                        ------------------
                                                                                                             100.0%
                                                                                                        ==================


NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) Securities which, while not rated by Fitch, Moody's or Standard and Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.


See independent accountants' review report and notes to financial statements.

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                 AUGUST 31, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $895,216,272)-see statement.....................................                                         $930,833,917
    Receivable for investment securities sold...............................                                           18,976,884
    Interest receivable.....................................................                                           15,376,020
    Prepaid expenses........................................................                                               47,933
                                                                                                                    --------------
                                                                                                                      965,234,754
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                     $     431,758
    Due to Distributor......................................................                           157,003
    Due to Custodian........................................................                         1,585,856
    Payable for investment securities purchased.............................                        12,767,250
    Payable for Common Stock redeemed.......................................                             9,292
    Accrued expenses........................................................                           210,761         15,161,920
                                                                                               ----------------     --------------
NET ASSETS..................................................................                                         $950,072,834
                                                                                                                    ==============

REPRESENTED BY:
    Paid-in capital.........................................................                                         $917,415,387
    Accumulated net realized capital losses and distribution in excess of
      net realized gain on investments......................................                                          (2,960,198)
    Accumulated net unrealized appreciation on investments-Note 3(b)........                                          35,617,645
                                                                                                                     -------------

NET ASSETS at value applicable to 64,278,605 outstanding shares of Common
    Stock, equivalent to $14.78 per share (150 million shares of $.01 par
    value authorized).......................................................                                         $950,072,834
                                                                                                                    ==============









See independent accountants' review report and notes to financial statements.

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                              SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                          $28,995,633
    EXPENSES:
      Management fee-Note 2(a)..............................................                        $2,445,076
      Shareholder servicing costs-Note 2(b).................................                         1,164,295
      Professional fees.....................................................                            65,462
      Custodian fees........................................................                            43,426
      Registration fees.....................................................                            36,589
      Prospectus and shareholders' reports..................................                            30,483
      Directors' fees and expenses-Note 2(c)................................                            27,377
      Miscellaneous.........................................................                           119,425
                                                                                            ----------------------

            TOTAL EXPENSES..................................................                                         3,932,133
                                                                                                                    --------------

            INVESTMENT INCOME-NET...........................................                                         25,063,500
                                                                                                                    --------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3(a)..............................                        $1,951,908
    Net realized gain on financial futures-Note 3(a)........................                            51,488
                                                                                                ---------------

      NET REALIZED GAIN.....................................................                                         2,003,396
    Net unrealized appreciation on investments..............................                                         22,339,637
                                                                                                                   ---------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         24,343,033
                                                                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $49,406,533
                                                                                                                   ===============



See independent accountants' review report and notes to financial statements.

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED          SIX MONTHS ENDED
                                                                                             FEBRUARY 28,         AUGUST 31, 1995
                                                                                                 1995               (UNAUDITED)
                                                                                         --------------------    -----------------
OPERATIONS:
    Investment income-net.............................................                   $   57,666,000         $   25,063,500
    Net realized gain (loss) investments..............................                       (4,959,759)             2,003,396
    Net unrealized appreciation (depreciation) on investments for the period                (63,932,877)            22,339,637
                                                                                         --------------------    -----------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.                      (11,226,636)            49,406,533
                                                                                         --------------------    -----------------


DIVIDENDS TO SHAREHOLDERS:
    From investment income-net........................................                      (57,666,000)           (25,063,500)
    From net realized gain on investments.............................                       (8,389,176)               ----
    In excess of net realized gain on investments.....................                           (3,835)               ----
                                                                                         --------------------    -----------------
      TOTAL DIVIDENDS.................................................                      (66,059,011)           (25,063,500)


CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.....................................                    1,520,860,174            1,263,833,723
    Dividends reinvested..............................................                       46,870,459               17,290,613
    Cost of shares redeemed...........................................                   (1,796,983,645)          (1,289,671,309)
                                                                                         ---------------------   -----------------
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS........                     (229,253,012)              (8,546,973)

          TOTAL INCREASE (DECREASE) IN NET ASSETS.....................                     (306,538,659)              15,796,060
NET ASSETS:
    Beginning of period...............................................                    1,240,815,433              934,276,774
                                                                                         --------------------    -----------------
    End of period ....................................................                   $  934,276,774           $  950,072,834
                                                                                         ====================    =================



                                                                                                  SHARES              SHARES
                                                                                              ----------------    ---------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                           106,215,275         86,437,291
    Shares issued for dividends reinvested............................                             3,273,509          1,179,843
    Shares redeemed...................................................                          (125,075,831)       (87,990,637)
                                                                                              ----------------    ---------------

      NET (DECREASE) IN SHARES OUTSTANDING............................                           (15,587,047)          (373,503)
                                                                                              ================    ===============



See independent accountants' review report and notes to financial statements.

GENERAL MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                                            SIX MONTHS ENDED
                                                                        FISCAL YEAR ENDED FEBRUARY,          AUGUST 31, 1995
                                                            ----------------------------------------------------------------------
PER SHARE DATA:                                               1991       1992       1993      1994       1995        (UNAUDITED)
                                                             -------    --------    -------   -------    -------     -------------
    Net asset value, beginning of period..                   $13.90     $14.02     $14.60     $15.74    $15.46          $14.45
                                                             -------    --------    -------   -------    -------     -------------
    INVESTMENT OPERATIONS:
    Investment income-net.................                     1.08       1.06        .97        .90       .86             .42
    Net realized and unrealized gain (loss)
      on investments......................                      .12        .62       1.29       (.04)     (.89)            .33
                                                             -------    --------    -------   -------    -------     -------------
      TOTAL FROM INVESTMENT OPERATIONS....                     1.20       1.68       2.26        .86      (.03)            .75
                                                             -------    --------    -------   -------    -------     -------------
    DISTRIBUTIONS:
    Dividends from investment income-net..                    (1.08)     (1.06)      (.97)      (.91)     (.86)           (.42)
    Dividends from net realized gain
      on investments......................                      --        (.04)      (.15)      (.23)     (.12)             --
    Dividends in excess of net realized
      gain on investments.................                      --         --         --         --        --               --
                                                             -------    --------    -------   -------    -------     -------------
      TOTAL DISTRIBUTIONS.................                   (1.08)      (1.10)     (1.12)     (1.14)     (.98)           (.42)
                                                             -------    --------    -------   -------    -------     -------------
    Net asset value, end of period........                  $14.02      $14.60      $15.74    $15.46    $14.45          $14.78
                                                            =======    ========    =======   =======    =======      =============
TOTAL INVESTMENT RETURN...................                    9.04%     12.34%       16.13%    5.50%       .07%          10.35%(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                    --         .01%         .41%     .82%       .87%            .88%(1)
    Ratio of net investment income to
      average net assets..................                    7.83%      7.30%        6.46%    5.71%      5.99%           5.62%(1)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                     .92%       .75%         .35%     .03%       --              --
    Portfolio Turnover Rate...............                   50.18%     38.15%       64.98%   59.19%     67.87%          64.24%(2)
    Net Assets, end of period (000's Omitted)               $308,580   $720,395   $1,238,291   $1,240,815   $934,277   $950,073
(1)    Annualized.
(2)    Not annualized.



See independent accountants' review report and notes to financial statements.

GENERAL MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $403,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 1995. The carryover does not include net realized securities losses from November 1, 1994 through February 28, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.

GENERAL MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the average value of the Fund's net assets for any full fiscal year. There was no expense reimbursement for the six months ended August 31, 1995.
    (B) Under a Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. The fees payable under the Service Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the six months ended August 31, 1995, $904,947 was charged to the Fund pursuant to the Service Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities amounted to $1,554,727,458 and $1,595,953,372, respectively, for the six months ended August 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 1995, there were no financial futures contracts outstanding.

GENERAL MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    (B) At August 31, 1995, accumulated net unrealized appreciation on investments was $35,617,645, consisting of $36,269,727 gross unrealized appreciation and $652,082 gross unrealized depreciation.
    At August 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

GENERAL MUNICIPAL BOND FUND, INC.
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF DIRECTORS
GENERAL MUNICIPAL BOND FUND, INC.
    We have reviewed the accompanying statement of assets and liabilities of General Municipal Bond Fund, Inc., including the statement of investments, as of August 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended February 28, 1995 and financial highlights for each of the five years in the period ended February 28, 1995 and in our report dated April 3, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.



New York, New York
October 4, 1995



GENERAL MUNICIPAL
BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            106SA958
General Municipal
Bond Fund, Inc.
Semi-Annual
Report
August 31, 1995